MINUTES OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS
of
Service Air Group Inc.
a Corporation organized under the laws of the State of New Jersey

WITNESSETH: The Meeting of the Board of Directors of the Corporation was duly convened on 8th Day of September, 2004 at:

5455 Airport Road South, Richmond, BC, Canada

The following person(s) were present, constituting all of the Directors of the Corporation, and waived Notice of the meeting:

Mohammad Sultan

Following the discussion, the following Resolutions were thereupon proposed and adopted by the **unanimous** vote of the Directors present:

The Chairman called the meeting to order and the President presented the reports of the Principal Executive Officers. The Principal Executive Officers then responded to questions from the Directors and the current status of business operations and future plans were reviewed in a general discussion.

RESOLVED: That the Company to issue 4,125,000 new shares to "Service Air Group Inc. (Canada)" 's shareholders as per attached Exhibit "A" in exchange of 100% of their present and future assets under an exchange agreement to be executed.
RESOLVED: That the Company to execute a lockup agreement with each and every new shareholder of its stock, holding an interest in "Service Air Group Inc. (Canada)".
RESOLVED: That the Company to engage "Robertson Cartwright & Amy Clayton, Esq." to assist in filing its SB2 filing with the Securities Exchange Commission (SEC) of the United States of America on its behalf.
RESOLVED: That the Company hereby approves to register Five Million (5,000,000) of its common shares with the SEC and sell 750,000 shareholders' shares under SB2.
RESOLVED: That Mr. Jag Dillon, CEO of Service Air Group Inc. (Canada) shall be the new CEO and Director of the Company, effective immediately upon the execution of the aforementioned Assets-VS-Stock and lockup agreement.
RESOLVED: That there being no further business to come before the Board of Directors at this time, that the meeting be, and hereby is, adjourned.

CERTIFICATION: This is to certify that the foregoing is a true and accurate copy of the minutes of the foregoing meeting of the Board of Directors of the Corporation.

Signature: ____________________
Print Name: _Mohammad Sultan________
Print Title: __CEO/CFO/Director________

Constituting all the Directors